                                                                   Exhibit 10.17

                                 [LOGO OF BREW]

                             BREW(TM) Pricing Terms

Percentage of DAP for each Carrier. The following table sets forth the percentage of the DAP payable to Developer by QUALCOMM on behalf of Carriers for BREW Applications that are submitted to QUALCOMM by Developer using Developer's Extranet account credentials and downloaded by the applicable Carrier's end user subscribers from the Carrier Catalog. No fees will be due Developer when a Carrier includes a BREW Application in the Carrier Catalog. The percentages in the following table will not change during the term of QUALCOMM's BREW Carrier Agreement with the particular Carrier.

--------------------------------------------------
  Carrier Name     Developer Percentage of DAP (1)
--------------------------------------------------
Verizon Wireless               [*]
--------------------------------------------------
--------------------------------------------------

(1) These percentages are subject to the terms in the BREW Developer Agreement regarding taxes and other amounts withheld by Carriers, payments made in a currency other than U.S. dollars, payments due to BREW Extension developers, and the other terms in the BREW Developer Agreement.

Minimum Amounts Due QUALCOMM for Certain BREW Applications. Developer agrees to pay QUALCOMM the following amounts for Local Applications and Network Applications submitted by Developer that either (i) do not have a DAP (e.g., Applications pre-loaded onto BREW Devices) or (ii) have a DAP of less than a minimum amount. For purposes of determining the fees owed by Developer, the following definitions will apply:

     "Local Application" means a BREW Application or Other Application written by Developer that does not communicate or exchange information outside the BREW Device.

     "Network Application" means a BREW Application or Other Application written by Developer that does communicate or exchange information outside the BREW Device.

     "Other Application" means an executable software application stored on a BREW Device that (i) is not in the BREW Catalog and that requires the use of a BREW Extension, or (ii) that uses or accesses, either directly or indirectly, the BREW API as embedded in a BREW Device.

--------------------------------------------------------------------------------
    Type of BREW Application                   Amount Due QUALCOMM
--------------------------------------------------------------------------------
Local Applications without a DAP  [*] payable each time (i) an end
or a DAP less than $1.00.         user subscriber downloads the Local
                                  Application or (ii) such Application is
                                  pre-loaded onto a BREW Device.
--------------------------------------------------------------------------------
"Subscription" based Network      [*] per month per end user
Applications
--------------------------------------------------------------------------------

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary




----------------
* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------
without a DAP or with a DAP less  subscriber with such Network Application.
than $1.00/month (e.g., a music   Payable monthly until QUALCOMM receives a
player with a per month           message from the end user's BREW Device that
subscription fee).                the subscription has ended.
--------------------------------------------------------------------------------
"Number of Days" based Network    [*] per month (prorated) per end
Applications without a DAP or     user subscriber with such Network Application.
with a DAP less than $1.00/month  Payable in full each time (i) an end user
(prorated) (e.g., a game          subscriber downloads the Network Application
application that can be played    or (ii) such Application is pre-loaded onto a
for 60 days).                     BREW Device.
--------------------------------------------------------------------------------
"Elapsed Time" based Network      [*] per minute of use (prorated)
Applications without a DAP or     per end user subscriber with such Network
with a DAP less than $0.10 per    Application. Payable in full each time (i) an
minute of use (prorated) (e.g.,   end user subscriber downloads the Network
a game application that can be    Application or (ii) such Application is
played for a maximum of 60        pre-loaded onto a BREW Device.
minutes).
--------------------------------------------------------------------------------
"Number of Uses" based Network    [*] per use (prorated per end user
Applications without a DAP or     subscriber with such Network Application.
with a DAP less than $0.10 per    Payable in full each time (i) an end user
use (prorated} (e.g., a stock     subscriber downloads the Network Application
trading application that allows   or (ii) such Application is pre-loaded onto a
the user to make 3 stock          BREW Device.
trades).
--------------------------------------------------------------------------------
"Expiration Date" based Network   [*] per month (prorated) per end
Applications without a DAP or     user subscriber with such Application. Payable
with a DAP less than $1,00/month  in full each time (i) an end user subscriber
(prorated) (e.g., a game          downloads the Network Application or (ii) such
application that expires on a     Application is pre-loaded onto a BREW Device.
specified date).
--------------------------------------------------------------------------------
All other Network Applications    [*] per end user subscriber with
without a DAP or with a DAP less  such Application. Such fee will be payable
than $5,00 (e.g., a global        each time (i) an end user subscriber downloads
positioning system (GPS)          the Application or (ii) such Application is
application that allows for       pre-loaded onto a BREW Device.
unlimited use).
--------------------------------------------------------------------------------

Additional Revenue Sharing. QUALCOMM reserves the right to collect from Developer ten percent (10%) of any revenue or other benefit or consideration. Developer receives from a Carrier, a wireless device manufacturer, an end user or any third party for (i) BREW Applications submitted or developed by Developer and made available to a Carrier, wireless device manufacturer, or any third party, and (ii) software applications submitted or developed by Developer that use, directly or indirectly, the BREW API embedded in BREW Devices, to the extent such 10% exceeds the minimum fees set forth above. Developer agrees to report to QUALCOMM the amount of any revenue, other benefits or consideration received from Carriers, wireless device manufacturers, end users, or any third parties.

Payments by Carrier. Notwithstanding anything to the contrary in these BREW Pricing Terms or in the BREW Developer Agreement, upon QUALCOMM's notice to Developer. Developer agrees that payments to Developer for BREW Applications as described in these Pricing Terms or such Agreement may be made directly by the Carrier. Such payment to be made in accordance with the Carrier's agreement with Developer, and not by QUALCOMM on behalf of the Carrier as provided above. Developer acknowledges that QUALCOMM may charge Carrier amounts for services provided by QUALCOMM or as otherwise agreed to by QUALCOMM and the Carrier, and that Developer will not be entitled to any such additional amounts.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary



----------------
* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pricing Templates. For a summary of the pricing templates set forth in the Developer Extranet, please see the Application Pricing Overview set forth below.

Fees for BREW Extensions. Developer agrees to pay the fees for each BREW Extension used, accessed or called by a BREW Application developed by Developer as described in the pricing terms for the BREW Extension, as posted on QUALCOMM's Developer Extranet. Payments to the BREW Extension developer will be made by QUALCOMM on behalf of Developer from amounts otherwise due Developer under the BREW Developer Agreement, and Developer acknowledges and agrees that QUALCOMM may (i) reduce amounts otherwise owed to Developer to make such payments and (ii) make such payments to the BREW Extension developer in accordance with the terms agreed to by QUALCOMM and such developer. If such payments are required to be made by QUALCOMM on behalf of Developer to the BREW Extension developer and there are no amounts due Developer under the BREW Developer Agreement, then QUALCOMM may, as provided in the BREW Developer Agreement, charge such fees and amounts, to Developer.

Confidentiality. You acknowledge and agree that these BREW Pricing Terms (as amended from time to time by QUALCOMM) are the confidential and proprietary information of QUALCOMM and are subject to the confidentiality and non-disclosure terms in the BREW Developer Agreement.

             Please print these BREW Pricing Terms for your records.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        3

Qualcomm(R)

                              EXPORT QUESTIONNAIRE
--------------------------------------------------------------------------------
Product Name:                           QUALCOMM Class ID No.:

--------------------------------------------------------------------------------
Contact Name:                           Phone Number:

--------------------------------------------------------------------------------
Company Name:                           Email Address

--------------------------------------------------------------------------------
Product Description:

--------------------------------------------------------------------------------
Does your product contain encryption or perform
cryptographic functions? (Circle)                                 Yes     No
--------------------------------------------------------------------------------
        Complete the remaining information only if your product contains encryption or performs cryptographic functions.
      If you answered no to the above question, please sign and return this form to QUALCOMM as instructed below.

                            ENCRYPTION QUESTIONNAIRE
--------------------------------------------------------------------------------
Describe all symmetric and asymmetric algorithms and how the algorithms are used in the software:


--------------------------------------------------------------------------------
Is this software not user-accessible and is it limited to or specially designed for any the following functions (select Yes or No):
     Yes  No

          Execution of copy-protected software,
          Copy-protected read-only media,
          Information stored in encrypted form on media where the media is offered for sale in identical sets to the public, One-time encryption of copyright protected audio or video data, Authentication or digital signatures,
          Fixed data compression or coding techniques, or Banking or money transactions.

     If the encryption is not limited to any of the above functions (if you answered no to all of the above questions), please complete the Export Classification information below or complete the two page Commodity Classification Encryption Questionnaire. If you have obtained the commodity classification from the U.S. government, please fill out the export classification information below.

--------------------------------------------------------------------------------
 Export Classification    ECCN:   License Exception:   CCATS #:   CCATS Date:
      Information
(if applicable or known)

--------------------------------------------------------------------------------
          Was this encryption product granted RETAIL status
by the U.S. Department of Commerce? (circle one)                   YES   NO   NA
*If applicable, send a fax copy of the CCATS classification to
(858) 651 -1767 along with this completed form.
--------------------------------------------------------------------------------
I hereby certify that the above information is correct.
--------------------------------------------------------------------------------
Print Name                              Signature

--------------------------------------------------------------------------------
Title                                   Date

--------------------------------------------------------------------------------
 Please return the completed form by fax to (858) 651-1767 or by email to
                        qcel@qualcomm.com.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        4

Qualcomm(R)

--------------------------------------------------------------------------------
               COMMODITY CLASSIFICATION - ENCRYPTION QUESTIONNAIRE
--------------------------------------------------------------------------------
The U.S. Government's Bureau of Export Administration regulates exports of products and technology, including software offered for download outside the U.S. To determine the export requirements of your software application, the technical characteristics of the software must be reviewed against U.S. government guidelines. The below information is required to determine which export requirements may apply to your BREW application.
--------------------------------------------------------------------------------
1. List the symmetric and asymmetric encryption algorithms and key lengths and also describe how the algorithms are used (e.g., 56-bit DES, 168-bit 3DES, 128-bit RC4, 448-bit Blowfish, etc). Specify which encryption modes are supported (e.g., cipher feedback mode or cipher block chaining mode.):
    ------------------------------------------------------------------------
    Symmetric Algorithms
    ------------------------------------------------------------------------
    Name of Algorithm   Maximum Key Length     Mode(s)        Use
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
    Asymmetric Algorithms
    ------------------------------------------------------------------------
    Name of Algorithm   Maximum Modulus Size   Use
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
    Hash Algorithms (list names)               Use
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

2. State the key management algorithms and any key management protocols not listed above, including modulus sizes, which are supported (e.g., 512-bit RSA, 1024-bit Diffie-Hellman):

    Explain how the application uses these algorithms and protocols.


3. If using a proprietary algorithm not widely available, include a textual description of the algorithm.
    Attach the source code for review by the U.S. Government.


4. Describe any pre-processing methods (e.g., data compression [LZS, Deflate, etc.] or data interleaving) that are applied to the plain text data prior to encryption.


--------------------------------------------------------------------------------

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        5

Qualcomm(R)

--------------------------------------------------------------------------------
5. Describe any post-processing methods (e.g., packetization, encapsulation) that are applied to the cipher text data after encryption:


6. List the communication protocols (e.g., X.25, Telnet or TCP) and encryption protocols (e.g., SSL, IPSEC, or PKCS standards) that are supported:

    Describe these protocols and explain how the application uses them:
    Attach the source code for review by the U.S. Government if the protocols are not widely available.


7. Does this software contain a general application programming interface (e.g., one that accepts either a cryptographic or non-cryptographic interface but does not itself maintain any cryptographic functionality)? Yes [ ] No [ ] If Yes, describe and identify which are for internal (private) use and which are external (public) use:


8. Identify the third party libraries or other sources for the encryption functionality below:
---------------------------------------------------------------------------
Library                    Manufacturer                   Static or Dynamic
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

9. For commodities or software using Java byte code, describe the techniques that are used to protect against decompilation and misuse.


10. Explain how the product precludes user modification of the encryption algorithms, key management and key space.


11. Check all that apply to this product:
    Can the cryptographic functionality be easily changed by the user?
    Yes [ ]    No [ ]

    Does the product require substantial support for installation or use (beyond phone support, e.g. requiring a service contract).
    Yes [ ]    No [ ]

    Has the cryptographic functionality been modified or customized to customer specification.
    Yes [ ]    No [ ]

12. You must certify that the application does not implement an open cryptographic interface (OCI). An OCI provides end users with the ability to plug in encryption functionality of their choice. Applications implementing an OCI are not eligible for download via the BREW platform.

    [ ] I certify that this software application does not contain an open cryptographic interface.

--------------------------------------------------------------------------------
I hereby certify that the above information is correct.
--------------------------------------------------------------------------------

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        6

                         BREW END USER LICENSE AGREEMENT

BY INSTALLING OR USING THIS BREW APPLICATION ("APPLICATION") YOU ARE AGREEING TO BE BOUND BY ALL OF THE TERMS SET FORTH BELOW, IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, DO NOT INSTALL OR USE THE APPLICATION.

Limited License. The developer of the Application ("Developer") hereby grants to you a non-exclusive limited license to install the object code version of the Application on one wireless communication device and to use the Application on such device. All rights not expressly granted are reserved by the Developer. The term Application includes any software that is provided to you at the same time the Application is provided to you, or that is used in connection with the Application.

Restrictions. You agree not to reproduce, modify or distribute the Application or other software included in your wireless device ("Other Software"). Subject to applicable law, you agree not to decompile or reverse engineer the Application or the Other Software. You agree not to (i) remove any copyright or other proprietary notice from the Application or the Other Software, or (ii) sublicense or transfer the Application or the Other Software to a third party.

Ownership. You agree that the Developer and its licensors retain all right, title and interest in and to the Application and all copies of the Application, including all copyrights therein. You agree to erase an Application from your wireless device upon receipt of notice.

Termination. This Agreement shall terminate immediately, without notice, if you fail to comply with any material term of this Agreement. Upon termination you agree to immediately erase the Application from your wireless device.

Disclaimer of Warranty. THE APPLICATION IS LICENSED TO YOU "AS IS." DEVELOPER AND ITS LICENSORS DISCLAIM ANY AND ALL WARRANTIES REGARDING THE APPLICATION, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DEVELOPER DOES NOT WARRANT THAT THE OPERATION OF THE APPLICATION WILL BE UNINTERRUPTED OR ERROR FREE. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY OR MAY BE LIMITED.

Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL THE DEVELOPER OR ITS LICENSORS BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL OR INDIRECT DAMAGES OF ANY KIND ARISING OUT OF THE USE OF THE APPLICATION (INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS), EVEN IF THE DEVELOPER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL THE DEVELOPER'S LIABILITY FOR ANY CLAIM, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY, EXCEED THE FEE PAID BY YOU. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY OR MAY BE LIMITED.

Export. The Application is subject to the export control laws and regulations of the United States and other jurisdictions. You agree to comply with all such laws and regulations.

Government. If you are or are acting on behalf of an agency or instrumentality of the United States Government, the Application is "commercial computer software" developed exclusively at private expense. Pursuant to FAR 12.212 or FEARS 227 7202 and their successors, as applicable, use, reproduction and disclosure of the Application is governed by the terms of this Agreement.

Miscellaneous. This Agreement is governed by the laws of the State of California, USA, without regard to California's conflict of law principles. The United Nations Convention on Contracts for the Sale of International Goods does not apply to this Agreement. If any provision hereof is held illegal, invalid or unenforceable, in whole or in part, such provision shall be modified to the minimum extent necessary to make it legal, valid and enforceable, and the legality, validity and enforceability of all other provisions of this Agreement shall not be affected thereby. This Agreement constitutes the entire agreement between you and the Developer regarding its subject matter and supersedes any prior agreement, whether written or oral, relating to the subject matter of this Agreement. No modification or alteration of this Agreement will be valid except in writing signed by you and the Developer.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        7

                            CARRIER LICENSE AGREEMENT

Capitalized terms used herein shall have the same meaning ascribed to them in the BREW Developer Agreement between QUALCOMM and the Developer. The terms of this Carrier License Agreement shall apply unless Developer and the applicable Carrier enter into a separate written agreement.

     1.  License Grant.

          1.1 Grant of License to BREW Software. Subject to this Carrier License Agreement, Developer hereby grants to Carrier a world-wide, assignable, non-exclusive license to: (i) to reproduce and include each BREW Application and related documentation developed by Developer in the Carrier Catalog in object code format only; and (ii) to distribute through multiple tiers of distribution to Carrier's end user subscribers ("End Users") an unlimited number of copies of such BREW Applications in object code form only and such documentation. With respect to each BREW Application, the foregoing license shall commence on the date the BREW Applications is downloaded into the Carrier Catalog and will terminate on the earlier of (a) the date the BREW Application is removed from the Carrier Catalog, or (b) the date of termination of this Carrier License Agreement. Any such termination shall not terminate an End User's right to continue to use a BREW Application downloaded by the End User prior to such termination. All rights not granted in this Carrier License Agreement are hereby reserved by Developer and its licensors.

          1.2 License Restrictions. Except to the extent permitted by this Carrier License Agreement or by applicable law. Carrier agrees (i) it will not otherwise distribute BREW Applications; (ii) it will not modify, reverse assemble, decompile or reverse engineer a BREW Application, and (iii) it will not remove, efface or obscure any copyright notices, logos or other proprietary notices or legends included in a BREW Application.

     2.  Removal of a BREW Application from the Carrier Catalog.

          2.1 Developer's Requested Removal of a BREW Application from the Carrier Catalog. Carrier will remove a BREW Application from the Carrier Catalog within thirty (30) days after receipt of Developer's written request.

          2.2 Carrier's Removal of a BREW Application from the Carrier Catalog. Subject to the terms in the BREW Carrier Agreement, the Carrier may remove a BREW Application from the Carrier Catalog at any time and for any reason in the Carrier's sole discretion. Developer acknowledges that Carrier's removal of a BREW Application from the Carrier Catalog does not terminate the rights or licenses of End Users who obtained such BREW Application from Carrier prior to the date of removal.

     3. BREW Extensions. For purposes of Section 1 (License Grant) and Section 2 (Removal of BREW Applications from the Carrier Catalog) the term "BREW Application" includes any BREW Extensions used, accessed or called by a BREW Application.

     4.  The DAP.

          4.1 DAP Negotiation. Developer and Carrier may choose, from time to time, to discuss and negotiate a DAP for a particular BREW Application that will apply only to Carrier. If Developer and Carrier negotiate an alternate DAP for a BREW Application, Developer will submit an alternate Pricing Template for the BREW Application.

          4.2 No Fees. No payments shall be made by either Developer or Carrier to the other under this Carrier License Agreement, or for any use or development of BREW Applications.

     5. Ownership. Subject to the licenses granted in this Carrier License Agreement and the End User License Agreement, Developer and its licensors are and will remain the owner of all right, title and interest in and to each BREW Application and BREW Extension, including all intellectual property rights therein.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        8

     6.   Representations and Warranties.

               6.1 No Viruses. Developer represents and warrants to Carrier that each BREW Application developed by Developer will be free from (i) viruses and code that might disrupt, disable, harm, erase the memory of, or otherwise impede the operation, features or functions of any software, firmware, hardware, wireless device, computer system or network, or (ii) code that would permit Developer or any third party to access the BREW Application to cause the disablement or impairment of the BREW Application or a BREW Device. In the event of a breach of the foregoing warranty. Developer will be liable and responsible for all losses, costs, expenses and damages, including, without limitation, the cost of recalling BREW Devices.

               6.2 BREW Application Warranty. Each BREW Application will be deemed accepted by Carrier at the time it is downloaded by the Carrier from QUALCOMM. Developer warrants to Carrier, for a period of thirty (30) days after Carrier downloads a copy of a BREW Application from QUALCOMM, that the BREW Application will perform substantially in accordance with the applicable documentation. In the event of a breach of this warranty. Carrier must provide written notice to Developer within the warranty period and Developer will, after receipt of such notice (i) repair the BREW Application, (ii) replace the BREW Application with a BREW Application which conforms to the foregoing warranty, or
(iii) terminate this Carrier License Agreement with respect to the BREW Application. THE FOREGOING WILL BE CARRIER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF A BREACH OF THE FOREGOING WARRANTY. Developer does not warrant that the operation of a BREW Application will be uninterrupted or error free.

     7. DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS CARRIER LICENSE AGREEMENT, NEITHER DEVELOPER, ITS LICENSORS NOR CARRIER MAKE ANY OTHER WARRANTIES. EXPRESS OR IMPLIED. EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES AND REPRESENTATIONS. WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE. AND NON-INFRINGEMENT.

     8.   Indemnification.

               8.1 Indemnification. Developer hereby agrees to defend, indemnify and hold harmless Carrier and its End Users (each, an "Indemnified Party") against any and all claims, demands, causes of action, damages, costs, expenses, penalties, losses and liabilities (whether under a theory of negligence, strict liability, contract or otherwise) incurred or to be incurred by an Indemnified Party (including reasonable attorney fees) arising out of resulting from or related to (i) a breach of any representation or warranty under this Carrier License Agreement or (ii) any use, reproduction or distribution of a BREW Application or BREW Application documentation developed by Developer which causes an infringement of any patent, copyright, trademark, trade secret, or other property rights of any third parties arising in any jurisdiction throughout the world. Carrier agrees to provide Developer with written notice of any third party claim subject to indemnification, allowing Developer to have sole control of the defense of such claim and any resulting disposition or settlement of such claim; provided, however that the Carrier may participate in the defense of a claim at its own expense. Any disposition or settlement that imposes any liability on or affects the rights of Carrier will require the Carrier's written consent.

               8.2 Limited Remedies. If Developer determines that a BREW Application becomes, or is likely to become, the subject of an infringement claim or action. Developer may at its sole option: (i) procure, at no cost to Carrier, the right to continue distributing such BREW Application, or portion thereof, as applicable; (ii) replace or modify the BREW Application, or portion therefor, as applicable to render it non-infringing, provided there is no material loss of functionality; or (iii) if, in Developer's reasonable opinion, neither (i) nor (ii) above are commercially feasible, (a) Carrier shall immediately remove the BREW Application from the Carrier Catalog upon Developer's written request; and (b) Developer may terminate this Carrier License Agreement for such BREW Application.

               8.3  Exceptions. Developer will have no liability under this
Section 8 (Indemnification) for any claim or action where: (i) such claim or action would have been avoided but for modifications of a BREW Application, or any portion thereof, made by Carrier or a third party; (ii) such claim or action would have been avoided but for the combination or use of the BREW Application, or any portion thereof, with other products,

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                        9
processes or materials not supplied by Developer; (iii) such claim or action would have been avoided but for Carrier's failure to implement the infringement remedy of removal as requested, if at all, by Developer under Section 8.2 (Limited Remedies): or (iv) Carrier's use of the BREW Application, or any portion thereof, is not in compliance with the terms of this Carrier License Agreement and such claim would have been avoided but for such non-compliance.

               8.4  Sole Remedy. The obligations and remedies set forth in this
Section 8 (Indemnification) shall be the sole and exclusive remedies of Carrier for the infringement of third-party rights by a BREW Application.

     9.   Liability Limitations.

               9.1 No Consequential Damages. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 8 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY IN ANY MANNER, UNDER ANY THEORY OF LIABILITY. WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE). BREACH OF WARRANTY OR OTHER THEORY, FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, STATUTORY OR SPECIAL DAMAGES, INCLUDING LOST PROFITS AND LOSS OF DATA, REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED OF OR WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

               9.2 Limit on Liability. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 8 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL THE TOTAL, CUMULATIVE LIABILITY OF EITHER PARTY TO THE OTHER PARTY REGARDING ANY AND ALL CLAIMS AND CAUSES OF ACTION, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE). OR OTHERWISE, EXCEED THE AMOUNTS RECEIVED BY DEVELOPER FOR THE DEVELOPER'S BREW APPLICATIONS DISTRIBUTED BY CARRIER TO END USERS.

               THE LIMITATIONS SET FORTH IN THIS SECTION 9 (LIABILITY LIMITATIONS) SHALL BE DEEMED TO APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES SET FORTH IN THIS CARRIER LICENSE AGREEMENT.

               THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE. AND THAT THE FOREGOING LIMITATIONS IN THIS SECTION 9 (LIABILITY LIMITATIONS) ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

     10.  Term and Termination.

               10.1 Term. This Carrier License Agreement will become in effect on the date Carrier downloads a BREW Application developed by Developer from the BREW Catalog and will remain in effect until terminated as provided in this Carrier License Agreement.

               10.2 Termination. Either Party may terminate this Carrier License Agreement, with or without cause, upon thirty (30) days prior written notice to the other Party. Upon termination of this Carrier License Agreement, Carrier agrees (i) to remove from the Carrier Catalog all BREW Applications developed by Developer; and (ii) to cease permitting End Users (or any other person) from downloading BREW Applications from the Carrier Catalog. Developer acknowledges that the termination of this Carrier License Agreement does not terminate the rights or licenses of End Users who obtained a BREW Application from Carrier prior to the date of termination of this Carrier License Agreement.

               10.3 Survival. Upon any termination or expiration of this Carrier License Agreement, the following provisions will survive any such termination or expiration; Sections titled ("Ownership"), ("Indemnification "). ("Liability Limitations"), ("Term and Termination"), and ("General").

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       10

     11.  General.

               11.1 Relationship of Parties. Developer and Carrier are independent contractors and this Carrier License Agreement shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between Developer and Carrier. Neither Developer nor Carrier shall have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

               ll.2 Export Control Compliance. Carrier agrees that it will not export or re-export a BREW Application, or any portion of thereof, in any form in violation of the laws and regulations of the United States or any other jurisdiction or country without the appropriate United States and foreign government export or import licenses or other official authorization.

               11.3 Assignment. Developer and Carrier may assign this Carrier License Agreement in whole without the consent of the other. This Carrier License Agreement will bind and inure to the benefit of the respective successors and permitted assigns of Developer or Carrier.

               ll.4 Entire Agreement and Amendment. This Carrier License Agreement completely and exclusively states the agreement between Developer and Carrier regarding its subject matter. This Carrier License Agreement supersedes and govern all prior or contemporaneous understandings, representations, agreements, or other communications between Developer and Carrier, oral or written, regarding such subject matter.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       11

                        BREW EXTENSION LICENSE AGREEMENT

Capitalized terms used herein shall have the same meaning ascribed to them in the BREW Extension Developer Agreement between QUALCOMM and Extension
Developer. The terms of this BREW Extension License Agreement shall apply unless Extension Developer and the applicable Application Developer enter into a separate written agreement.

     1.   License Grant and Restrictions.

               1.1 Grant of License to BREW Extensions. Subject to this BREW Extension License Agreement, Extension Developer hereby grants to each Application Developer a world-wide, assignable, non-exclusive license to: (i) to use and reproduce each BREW Extension and Windows Version of such BREW Extension, in object code form only, for the purpose of developing one or more BREW Applications; (ii) to reproduce and distribute to Carriers the BREW Extension in connection with the distribution of the BREW Applications to the Carrier, and (iii) sublicense to each such Carrier the non-exclusive right to reproduce the BREW Extension in the Carrier's Catalog and to distribute the BREW Extension to the Carrier's end user subscribers ("End Users") in connection with the distribution of BREW Applications to the End Users. With respect to each BREW Extension, the foregoing license shall commence on the earliest date that the BREW Extension or Windows Version is downloaded by Application Developer, and will terminate on the date of termination of this BREW Extension License Agreement. Any such termination shall not terminate an End User's right to continue to use a BREW Extension downloaded by the End User prior to such termination. All rights not granted in this BREW Extension License Agreement are hereby reserved by Extension Developer and its licensors.

               1.2 License Restrictions. Except to the extent permitted by this BREW Extension License Agreement or by applicable law. Application Developer agrees (i) it will not otherwise distribute BREW Extensions; (ii) it will not modify, reverse assemble, decompile or reverse engineer a BREW Extension, and (iii) it will not remove, efface or obscure any copyright notices, logos or other proprietary notices or legends included in a BREW Extension.

     2. The E-DAP. Application Developer acknowledges that Extension Developer has set an E-DAP for each BREW Extension offered by Extension Developer. Extension Developer shall have the right to revise the E-DAP and such revisions will be effective six (6) months after posting by QUALCOMM on the Extensions portion of QUALCOMM's Developer Extranet. No payments shall be made by either Extension Developer or Application Developer to the other under this Extension License Agreement, or for any use or development of BREW Extensions.

     3. Ownership. Subject to the licenses and sublicense rights granted in this BREW Extension License Agreement, Extension Developer and its licensors are and will remain the owner of all right, title and interest in and to each BREW Extension, including all intellectual property rights therein.

     4.   Representations and Warranties.

               4.1 No Viruses. Extension Developer represents and warrants to Application Developer that each BREW Extension developed by Extension Developer will be free from (i) viruses and code that might disrupt, disable, harm, erase the memory of, or otherwise impede the operation, features or functions of any software, firmware, hardware, wireless device, computer system or network, or
(ii) code that would permit Extension Developer or any third party to access the BREW Extension to cause the disablement or impairment of the BREW Extension or a BREW Device. In the event of a breach of the foregoing warranty. Extension Developer will be liable and responsible for all losses, costs, expenses and damages, including, without limitation, the cost of recalling BREW Devices.

               4.2 BREW Extension Warranty. Each BREW Extension will be deemed accepted by Application Developer at the time it is downloaded by the Application Developer from QUALCOMM. Extension Developer warrants to Application Developer, for a period of thirty (30) days after Application Developer downloads a copy of a BREW Extension from QUALCOMM, that the BREW Extension will perform substantially

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       12
in accordance with the applicable documentation. In the event of a breach of this warranty, Application Developer must provide written notice to Extension Developer within the warranty period and Extension Developer will, after receipt of such notice (i) repair the BREW Extension, (ii) replace the BREW Extension with a BREW Extension which conforms to the foregoing warranty, or (iii) terminate this BREW Extension License Agreement with respect to the BREW Extension. THE FOREGOING WILL BE APPLICATION DEVELOPER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF A BREACH OF THE FOREGOING WARRANTY. EXTENSION DEVELOPER DOES NOT WARRANT THAT THE OPERATION OF A BREW EXTENSION WILL BE UNINTERRUPTED OR ERROR FREE.

     5. DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS BREW EXTENSION LICENSE AGREEMENT. NEITHER EXTENSION DEVELOPER, ITS LICENSORS NOR APPLICATION DEVELOPER MAKE ANY OTHER WARRANTIES, EXPRESS OR IMPLIED. EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESS, IMPLIED, OR STATUTORY. INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

     6.   Indemnification.

               6.1 Indemnification. Extension Developer hereby agrees to defend, indemnify and hold harmless Application Developer and its End Users (each, an "Indemnified Party") against any and all claims, demands, causes of action, damages, costs, expenses, penalties, losses and liabilities (whether under a theory of negligence, strict liability, contract or otherwise) incurred or to be incurred by an Indemnified Party (including reasonable attorney fees) arising out of, resulting from or related to (i) a breach of any representation or warranty under this BREW Extension License Agreement or (ii) any use, reproduction or distribution of a BREW Extension or BREW Extension documentation developed by Extension Developer which causes an infringement of any patent, copyright, trademark, trade secret, or other property rights of any third parties arising in any jurisdiction throughout the world. Application Developer agrees to provide Extension Developer with written notice of any third party claim subject to indemnification, allowing Extension Developer to have sole control of the defense of such claim and any resulting disposition or settlement of such claim; provided, however that the Application Developer may participate in the defense of a claim at its own expense. Any disposition or settlement that imposes any liability on or affects the rights of Application Developer will require the Application Developer's written consent.

               6.2 Limited Remedies. If Extension Developer determines that a BREW Extension becomes, or is likely to become, the subject of an infringement claim or action. Extension Developer may at its sole option: (i) procure, at no cost to Application Developer, the right to continue distributing such BREW Extension, or portion thereof, as applicable; (ii) replace or modify the BREW Extension, or portion therefor, as applicable to render it non-infringing, provided there is no material loss of functionality; or (iii) if, in Extension Developer's reasonable opinion, neither (i) nor (ii) above are commercially feasible, (a) Application Developer shall immediately remove the BREW Extension from the Carrier Catalog upon Extension Developer's written request: and (b) Extension Developer may terminate this BREW Extension License Agreement for such BREW Extension.

               6.3 Exceptions. Extension Developer will have no liability under this Section 6 (Indemnification) for any claim or action where: (i) such claim or action would have been avoided but for modifications of a BREW Extension, or any portion thereof, made by Application Developer or a third party; (ii) such claim or action would have been avoided but for the combination or use of the BREW Extension, or any portion thereof, with other products, processes or materials not supplied by Extension Developer; (iii) such claim or action would have been avoided but for Application Developer's failure to implement the infringement remedy of removal as requested, if at all, by Extension Developer under Section 6.2 (Limited Remedies); or (iv) Application Developer's use of the BREW Extension, or any portion thereof, is not in compliance with the terms of this BREW Extension License Agreement and such claim would have been avoided but for such non-compliance.

               6.4  Sole Remedy. The obligations and remedies set forth in this
Section 6 (Indemnification) shall be the sole and exclusive remedies of Application Developer for the infringement of third-party rights by a BREW Extension.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       13

     7.   Liability Limitations.

               7.1 No Consequential Damages. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 6 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY IN ANY MANNER, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHER THEORY. FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, STATUTORY OR SPECIAL DAMAGES, INCLUDING LOST PROFITS AND LOSS OF DATA. REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED OF OR WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

               7.2 Limit on Liability. EXCEPT FOR THE OBLIGATIONS AND LIABILITIES ARISING UNDER SECTION 6 (INDEMNIFICATION) OR A BREACH OF SECTION 1.2 (LICENSE RESTRICTIONS), IN NO EVENT SHALL THE TOTAL, CUMULATIVE LIABILITY OF EITHER PARTY TO THE OTHER PARTY REGARDING ANY AND ALL CLAIMS AND CAUSES OF ACTION, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EXCEED THE AMOUNTS RECEIVED BY EXTENSION DEVELOPER FOR EXTENSION DEVELOPER'S BREW EXTENSIONS DISTRIBUTED BY APPLICATION DEVELOPER TO END USERS.

               THE LIMITATIONS SET FORTH IN THIS SECTION 7 (LIABILITY LIMITATIONS) SHALL BE DEEMED TO APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES SET FORTH IN THIS BREW EXTENSION LICENSE AGREEMENT.

               THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE FULLY CONSIDERED THE FOREGOING ALLOCATION OF RISK AND FIND IT REASONABLE, AND THAT THE FOREGOING LIMITATIONS IN THIS SECTION 7 (LIABILITY LIMITATIONS) ARE AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES.

     8.   Term and Termination.

               8.1 Term. This BREW Extension License Agreement will become effective on the date Application Developer downloads a BREW Extension developed by Extension Developer from the BREW Catalog and will remain in effect until terminated as provided in this BREW Extension License Agreement.

               8.2 Termination. Either Party may terminate this BREW Extension License Agreement, with or without cause, upon thirty (30) days prior written notice to the other Party. Upon termination of this BREW Extension License Agreement, Application Developer agrees to remove from the BREW Catalog all BREW Applications developed by Application Developer that use, access or call to each BREW Extension licensed under this BREW Extension License Agreement Extension Developer acknowledges that the termination of this BREW Extension License Agreement does not terminate the rights or licenses of End Users who obtained a BREW Application from Application Developer that uses, accesses or calls to a BREW Extension prior to the date of termination of this BREW Extension License Agreement.

               8.3 Survival. Upon any termination or expiration of this BREW Extension License Agreement, the following provisions will survive any such termination or expiration; Sections titled ("Ownership"), ("Indemnification"), ("Liability Limitations"), ("Term and Termination"), and ("General").

     9.   General.

               9.1 Relationship of Parties. Extension Developer and Application Developer are independent contractors and this BREW Extension License Agreement shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between Extension Developer and Application Developer. Neither

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       14

Extension Developer nor Application Developer shall have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

               9.2 Export Control Compliance. Application Developer agrees that it will not export or re-export a BREW Extension, or any portion of thereof, in any form in violation of the laws and regulations of the United States or any other jurisdiction or country without the appropriate United States and foreign government export or import licenses or other official authorization.

               9.3 Assignment. Extension Developer and Application Developer may assign this BREW Extension License Agreement in whole without the consent of the other. This BREW Extension License Agreement will bind and inure to the benefit of the respective successors and permitted assigns of Extension Developer or Application Developer.

               9.4 Entire Agreement and Amendment. This BREW Extension License Agreement completely and exclusively states the agreement between Extension Developer and Application Developer regarding its subject matter. This BREW Extension License Agreement supersedes and govern all prior or contemporaneous understandings, representations, agreements, or other communications between Extension Developer and Application Developer, oral or written, regarding such subject matter.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       15

                          APPLICATION PRICING OVERVIEW

The Developer will submit BREW Application specific pricing information via the BREW Developer Extranet. Developers who submit their BREW Applications for TRUE BREW Testing will be notified to submit BREW Application pricing information after their BREW Application has successfully completed the TRUE BREW Testing.

The Developer enters pricing plans for their BREW Applications on the BREW Developer Extranet. Pricing plans are submitted for a particular Carrier or across all BREW Carriers. There are two main aspects of pricing plans; the Pricing Method and the Pricing Basis.

Pricing Methods

The Developer must select at least one of the four following BREW Application pricing methods:

     1. The Demonstration pricing method is the pricing method associated with no cost to the consumer.

     2. The Purchase pricing method is the method associated with usage-based cost.

     3. The Subscription pricing method is the method associated with a monthly cost.

     4. The Upgrade pricing method is the method associated with an optional cost for BREW Application enhancements. An upgrade is a one-time enhancement purchase. It does not change the consumer's usage settings on the BREW Application being upgraded.

Pricing Basis

The Developer has a choice from four valid pricing bases:

     1)   Number of Uses (as defined by the BREW Application)

     2)   Expiration Date

     3)   Number of Days

     4)   Elapsed Time (in minutes)

The Pricing Method selected dictates which Pricing Basis are available for the BREW Application in the Pricing Template submitted by Developer.

BREW Pricing Terms
GT\6240358.20
March 5, 2002
Rev. 6.0                                                    QUALCOMM Proprietary
                                       16